Supplement dated June 28, 2023

to the:

Prospectus dated May 1 2007

Huntington Allstar SelectSM

Issued by

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

TRANSAMERICA LIFE INSURANCE COMPANY

Effective at market close on September 14, 2023 (the “Closure Date”), all classes of Morgan Stanley VIF Global Franchise Portfolio will be closed to all purchases and exchanges in. Effective on September 18, 2023 (the “Liquidation Date”), due to the liquidation of the underlying portfolio listed below (the “Portfolio”), the subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR

MS VIF Global Franchise Portfolio	MS VIF Global Franchise Portfolio	Morgan Stanley Investment Management Inc

If you have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Transamerica BlackRock Government Money Market VP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Transamerica BlackRock Government Money Market VP subaccount (the “Money Market Subaccount”).

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. Your prospectus and any updates are available to be viewed on our website at Transamerica.com. We will send you another printed copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.